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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: May 16, 2006
                        (Date of earliest event reported)

                              LASERCARD CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                      0-06377                 77-0176309
(State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
     of Incorporation)                                    Identification Number)

          1875 N. SHORELINE BOULEVARD, MOUNTAIN VIEW, CALIFORNIA 94043
               (Addresses of principal executive offices) (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (650) 969-4428

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                               TABLE OF CONTENTS


Item 2.02 Results of Operations and Financial Condition

Item 9.01 Financial Statements and Exhibits

Signatures

Exhibit Index


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TABLE OF CONTENTS

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITIONS.

On May 16, 2006, Registrant announced via news release its results for its fiscal 2006 fourth quarter and year ended March 31, 2006. The full text of the news release issued in connection with that announcement is attached as Exhibit
99.1 to this Current Report on Form 8-K.

The information contained in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

        Exhibit 99.1 Registrant's News Release dated May 16, 2006, is furnished pursuant to Item 2.02 of Form 8-K.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized on the 16th day of May, 2006.

LASERCARD CORPORATION
(Registrant)

By:  /s/ STEVEN G. LARSON
       ------------------------------------------
       Steven G. Larson
       Vice President, Finance and Chief Financial Officer


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TABLE OF CONTENTS

                                  EXHIBIT INDEX


EXHIBIT
NUMBER            DESCRIPTION
-------           -----------

99.1 Registrant's News Release dated May 16, 2006, is furnished pursuant to Item 2.02 of Form 8-K